Exhibit 99.1

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Managers
Advanced Reclamation Company, L.L.C.:


We have audited the accompanying balance sheet of Advanced Reclamation Company, L.L.C. as of December 31, 1999, and the related statements of operations, member's equity, and cash flows for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advanced Reclamation Company, L.L.C. as of December 31, 1999, and the results of their operations and their cash flows for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.




Arthur Andersen LLP
Houston, Texas
April 12, 2000






                     ADVANCED RECLAMATION COMPANY, L.L.C.
                                 Balance Sheet



                                                        December 31, 1999
ASSETS

CURRENT ASSETS

 Cash                                                      $    3,721
 Accounts receivable, net of allowance of $10,724              49,452
 Inventory                                                     15,870
 Prepaids and deposits                                         16,943
                                                           ----------
   Total current assets                                        85,986
PROPERTY AND EQUIPMENT, net                                   168,072
OTHER ASSETS                                                   20,748
                                                           ----------
   Total assets                                            $  274,806
                                                           ==========

LIABILITIES AND MEMBER'S EQUITY

CURRENT LIABILITIES

 Accounts payable and accrued liabilities                  $  112,044
 Short-term debt and current portion of long-term debt         58,746
                                                           ----------
   Total current liabilities                                  170,790


LONG-TERM DEBT, net                                             6,351
                                                           ----------
   Total liabilities                                          177,141
                                                           ----------

COMMITMENTS AND CONTINGENCIES                                       -


MEMBER'S EQUITY                                                97,665
                                                           ----------
   Total liabilities and member's equity                   $  274,806
                                                           ==========








               See accompanying notes to financial statements.



                     ADVANCED RECLAMATION COMPANY, L.L.C.
                            Statement of Operations



                                                           Year Ended
                                                        December 31, 1999


NET REVENUES                                               $  805,736
COST OF SALES                                                 432,284
                                                           ----------
   Gross profit                                               373,452

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                  421,823
                                                           ----------

LOSS FROM OPERATIONS                                          (48,371)
                                                           ----------

OTHER EXPENSE - Interest expense                               (2,709)
                                                           ----------

NET LOSS                                                   $  (51,080)
                                                           ==========






                         Statement of Member's Equity



                                                           Year Ended
                                                        December 31, 1999


MEMBER'S EQUITY at January 1, 1999                         $   75,362
Equity contributions                                          173,650
Distributions                                                (100,267)
Net loss                                                      (51,080)
                                                           ----------
MEMBER'S EQUITY at December 31, 1999                       $   97,665
                                                           ==========













               See accompanying notes to financial statements.



                     ADVANCED RECLAMATION COMPANY, L.L.C.
                            Statement of Cash Flows


                                                           Year Ended
                                                        December 31, 1999

Cash flows from operating activities:
 Net loss                                                  $  (51,080)
 Noncash adjustments:

  Depreciation and amortization                                20,197
  Increase/decrease in current assets and liabilities:
   Accounts receivable                                         34,665
   Inventory                                                    1,011
   Prepaid and other assets                                   (20,609)
   Accounts payable and accrued liabilities                   (16,014)
                                                           ----------
   Net cash used by operating activities                      (31,830)
                                                           ----------

Cash flows from investing activities:
 Acquisition of property and equipment                        (86,787)
                                                           ----------
   Net cash used by investing activities                      (86,787)
                                                           ----------

Cash flows from financing activities:

 Borrowings of debt                                            50,882
 Repayment of debt and long-term obligations                   (9,427)
 Equity contributions                                         173,600
 Distributions                                                (94,400)
                                                           ----------
   Net cash provided by financing activities                  120,655
                                                           ----------

Net increase in cash and cash equivalents                       2,088
Cash and cash equivalents, beginning of period                  1,633
                                                           ----------
Cash and cash equivalents, end of period                   $    3,721
                                                           ==========












               See accompanying notes to financial statements.



                     ADVANCED RECLAMATION COMPANY, L.L.C.
                        Notes to Financial Statements


NOTE 1 - BUSINESS OPERATIONS

Advanced Reclamation Company, L.L.C. (the "Company") is a limited liability company formed under the laws of Texas in 1996. The period of duration of the Company is 30 years until May 2, 2026. The Company was wholly owned by the Nicol Family Partnership ("NFP") until January 1, 2000. The Company was sold to Baltic International USA, Inc. ("Baltic") as discussed in Note 9. The Company is primarily engaged in the recovery and reclamation of used refrigerants. These services are performed at the Company's facility and at customer sites and consist of system decontamination to remove moisture, oils and other contaminants and recovery and reclamation of the refrigerants used in commercial air conditioning and refrigeration systems. Most of the off-site services are provided to the petrochemical industry throughout South Texas.
The Company operates as a single segment.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue recognition

Sales are recorded by the Company when products are shipped to customers or services are performed. Expenses are recognized when the goods and services are acquired or provided.

Cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the weighted average cost method.

Property and equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Costs of maintenance and repairs are charged to expense when incurred.

Long-lived assets

The Company periodically evaluates the carrying value of long-lived assets for potential impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Income taxes

The Company files a partnership tax return and is not a taxable entity for federal income tax purposes. Such taxes are liabilities of the individual members. Accordingly, there is no provision for income taxes in the accompanying financial statements.

Use of estimates

In conformity with generally accepted accounting principles, management of the Company has made a number of estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses to prepare the Company's financial statements. Actual results could differ from these estimates.

Credit concentration

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash, cash equivalents and trade receivables. The Company considers such risk in placing its cash and cash equivalents in financial institutions and other instruments. The Company performs ongoing credit evaluations of its customers' financial condition. The Company had three customers that accounted for 15%, 13% and 12%, respectively, of total net sales in 1999.

Contingencies

Liabilities for loss contingencies, including environmental remediation costs, arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment and/or remediation can be reasonably estimated.

New accounting pronouncement

In June 1998, the Financial Accountings Standards Board issued Statement of Financial Accounting Standards No. 133 ("SFAS No. 133"), "Accounting for Derivative Instruments and Hedging Activities", which establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value. Changes in the derivative's fair value will be accounted for based upon their intended use and designation. Since the Company's holdings in such instruments are minimal, adoption of this standard is not expected to have a material effect on the financial statements. The Company is required to adopt SFAS No. 133 not later than the first quarter of 2001.

NOTE 3 - INVENTORIES

Inventories at December 31, 1999 consist of the following:

Refrigerants                                               $    6,839
Cylinders and drums                                             9,031
                                                           ----------
Total inventories                                          $   15,870
                                                           ==========

NOTE 4 - PROPERTY AND EQUIPMENT, NET

Property and equipment at December 31, 1999 is summarized as follows:

                                 Depreciable lives           Amount

Machinery and equipment             5-15 years             $   99,040
Vehicles                            5-10 years                100,689
Office furniture and equipment      3-10 years                 14,161
                                                           ----------
Gross property and equipment                                  213,890
Accumulated depreciation                                      (45,818)
                                                           ----------
Property and equipment, net                                $  168,072
                                                           ==========

NOTE 5 - NOTES PAYABLE

Notes payable consists of the following:


                                                        December 31, 1999

Note payable to a bank, secured by a vehicle,
interest rate of 7.5%, due on September 21, 2001
and a U.S. Treasury Note with a principal balance
of $250,000 owned by the member                            $   14,286

Note payable to a bank, secured by a vehicle,
interest rate of 8.5%, due on September 10, 2000               48,811

Note payable to a company owned by the member,
unsecured, noninterest bearing, due on demand                   2,000
                                                           ----------
Total debt                                                     65,097
Less current portion and short-term debt, net                 (58,746)
                                                           ----------
Long-term debt, net                                        $    6,351
                                                           ==========

All of the Company's long-term debt is due in 2001.

NOTE 6 - SUPPLEMENTAL CASH FLOW DISCLOSURES

During 1999, the Company distributed a vehicle to the member as an equity distribution. The book value of the vehicle was $5,867 at the date of distribution. During 1999, cash paid for interest and income taxes was $2,441 and $0, respectively.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

The Company leases its office and warehouse facilities pursuant to an operating lease expiring in 2002. The following is a schedule of future minimum rental payments under operating leases:

     Year                                                    Amount

     2000                                                  $   40,800
     2001                                                      40,800
     2002                                                      13,600
                                                           ----------
     Total                                                 $   95,200
                                                           ==========

Total rental expense was $68,172 for the year ended December 31, 1999.

The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, results of operations or liquidity.

Some of the Company's products and services are regulated by the Federal Clean Air Act (the "Clean Air Act") and the regulations promulgated thereunder by the Environmental Protection Agency ("EPA"), as well as certain state environmental regulations. As such, the Company's business is affected by the requirements of the Clean Air Act, the EPA and other regulations and the degree of enforcement thereof.

NOTE 8 - RELATED PARTY TRANSACTIONS

The Company paid administrative costs to a company owned by NFP for record keeping and other administrative activities. The Company paid $5,800 of such expense for the year ended December 31, 1999.

At December 31, 1999, the Company had $15,000 of accrued distributions payable to NFP.

NOTE 9 - SUBSEQUENT EVENT

In February 2000, NFP sold the Company to Baltic effective January 1, 2000 for $400,000 in cash, a total of 500,000 common shares of Baltic, a note payable to NFP for an additional $400,000 and an earnout agreement. The note payable matures on January 1, 2005, has an interest rate of 10% with interest due quarterly and is collateralized by the fixed assets of the Company. The note payable has a prepayment provision such that prepayments of principal are to be made equal to the Company's annual pretax profits in excess of $225,000. However, the prepayments are not to exceed $120,000 for any year. The earnout agreement provides for an equal split of the Company's annual pretax profits in excess of $225,000 between Baltic and NFP for a period of three years ending December 31, 2002.